Segment Information (Narrative) (Details)	12 Months Ended
Dec. 31, 2024
Segment Information [Abstract]
Segment Reporting, Factors Used to Identify Entity's Reportable Segments	Emera manages its reportable segments separately due in part to their different operating, regulatory and geographical environments. Segments are reported based on each subsidiary’s contribution of revenues, net income attributable to common shareholders and total assets, as reported to the Company’s chief operating decision maker (“CODM”). Emera’s CODM is the Chief Executive Officer. For the Company’s reportable segments, the CODM uses several measures to allocate capital and resources for each segment, predominantly in the annual budget and forecasting processes. The CODM evaluates segment performance by considering budget-to-actual variances for these measures monthly. The measure used by the CODM that is the most consistent with USGAAP measurement principles is net income attributable to common shareholders.